UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2012

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e) Approval of the Amendment and Restatement of the Company’s Flexible Stock Plan. The Company’s Flexible Stock Plan, amended and restated effective as of May 10, 2012 (the “Plan”) was approved by shareholders at the Company’s annual meeting held May 10, 2012. The Plan provides for the award of stock based benefits (including stock options, stock appreciation rights (SARs), restricted stock, stock units, performance awards, and other stock based awards) to attract and retain valuable employees, align the interest of directors, employees and other key individuals with the interests of shareholders; and reward outstanding performance. The Plan has a term of 10 years.

David S. Haffner (President & Chief Executive Officer), Matthew C. Flanigan (Senior Vice President – Chief Financial Officer), and our other current named executive officers, Karl G. Glassman (Executive Vice President & Chief Operating Officer) and Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials), along with our non-employee directors and other key employees are eligible to participate in the Plan. The material terms and conditions of the Plan and the amendments adopted by the shareholders at the annual meeting have been previously reported under Proposal Three in the Company’s Proxy Statement (beginning on page 20), filed March 30, 2012, and in the Plan document attached as Appendix A to the Proxy Statement. The amendments to the Plan included:

(a)	An increase in the number of shares available under the Plan by 10.7 million; and

(b)	A change in the way awards granted under the Plan are charged against the number of shares available. Each Option or SAR will count as one share against the shares available under the Plan, but each share granted under all other awards (for example: restricted stock, stock units, performance awards, or other stock based awards) will count as three shares against the Plan. Prior to the amendment, each share granted under an award other than Options or SARs could potentially count as three shares against the Plan (but only if these types of awards exceeded 3.3 million shares measured from the last Plan amendment date, which was May 13, 2010).

The above disclosure is only a brief description of the Plan, as amended and restated, and is qualified in its entirety by the description in Proposal Three in the Proxy Statement, and the Plan document, each of which is incorporated herein by reference. The Plan document is also incorporated as Exhibit 10.1 hereto.

Paul R. Hauser, a named executive officer in the Company’s Proxy Statement filed March 30, 2012, retired as Senior Vice President, President – Residential Furnishings on February 18, 2012. As such, Mr. Hauser will not participate in the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 10, 2012. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of twelve directors; (2) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; (3) the amendment and restatement of the Company’s Flexible Stock Plan; (4) an advisory vote on named executive officer compensation, commonly known as “Say-on- Pay”; and (5) a shareholder proposal requesting the addition of sexual orientation and gender identity to the Company’s written non-discrimination policy. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Election of Directors. All twelve nominees for director listed in the Proxy Statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	100,840,214	1,195,352	136,950	20,002,441
Ralph W. Clark	100,315,172	1,742,582	114,762	20,002,441
R. Ted Enloe, III	97,158,566	4,901,017	112,933	20,002,441
Richard T. Fisher	99,660,418	2,402,557	109,541	20,002,441
Matthew C. Flanigan	94,951,528	7,107,681	113,307	20,002,441
Karl G. Glassman	100,638,854	1,383,030	150,632	20,002,441
Ray A. Griffith	101,763,636	255,864	153,016	20,002,441
David S. Haffner	98,173,499	3,765,267	233,750	20,002,441
Joseph W. McClanathan	100,797,552	1,234,663	140,301	20,002,441
Judy C. Odom	100,676,782	1,367,213	128,521	20,002,441
Maurice E. Purnell, Jr.	100,475,013	1,576,628	120,875	20,002,441
Phoebe A. Wood	100,781,996	1,256,224	134,296	20,002,441

2. Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
120,008,483	2,043,851	122,623	N/A

3. Proposal Three: Approval of the Amendment and Restatement of the Flexible Stock Plan. The amendment and restatement of the Company’s Flexible Stock Plan, as briefly described in Item 5.02 hereof, was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
74,963,499	26,886,266	322,751	20,002,441

4. Proposal Four: Advisory Vote to Approve Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
92,718,842	8,945,153	508,521	20,002,441

5. Proposal Five: Shareholder Proposal Requesting the Addition of Sexual Orientation and Gender Identity to the Company’s Written Non-Discrimination Policy. The shareholder proposal was defeated with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
42,596,832	57,829,729	1,745,955	20,002,441

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The Company’s Flexible Stock Plan, Amended and Restated Effective as of May 10, 2012, filed March 30, 2012 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 14, 2012	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s Flexible Stock Plan, Amended and Restated Effective as of May 10, 2012, filed March 30, 2012 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)